UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported)	November 16, 2004

SHOPSMITH, INC.

(Exact Name of Registrant as specified in its charter)

Ohio	0-9318	31-0811466

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6530 Poe Avenue, Dayton, Ohio		45414

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(937) 898-6070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2004, Shopsmith, Inc. issued a press release announcing financial results for the quarter ended October 2, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shopsmith, Inc. (Registrant)
Date December 1, 2004
/s/ Mark A. May (Signature)
Mark A. May Vice President of Finance (Principal Financial and Accounting Officer)